SHOWBIZ PIZZA TIME, INC.
                               4441 West Airport Freeway
                                 Irving, Texas  75062
                                   (214) 258-8507



     May 16, 1996



     Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of the Company to be held at 9:00 a.m. local time, Thursday, June 20, 1996, at the DoubleTree - Park West Hotel located at 1590 LBJ Freeway, Dallas, Texas.

     At the meeting you will be asked to re-elect three current directors, to authorize amendments to the 1988
     Non-Statutory Stock Option Plan, the Non-Employee
     Directors Stock Option Plan, and the Stock Grant Plan, to authorize an amendment to the Restated Articles of Incorporation, and to transact such other business as may properly come before the meeting.

     The formal Notice of the Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered and acted upon at the meeting.

     It is important that your shares be represented at the meeting, whether or not you attend personally. I urge you to sign, date and return the enclosed proxy at your earliest convenience.

                                   Sincerely,



                                   RICHARD M. FRANK
                                   Chairman and Chief
                                   Executive Officer












                              SHOWBIZ PIZZA TIME, INC.
                             4441 West Airport Freeway
                               Irving, Texas  75062
                                   (214) 258-8507

                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD JUNE 20, 1996

To the Stockholders of
ShowBiz Pizza Time, Inc.:

Notice is hereby given that the annual meeting of stockholders of ShowBiz Pizza Time, Inc., a Kansas corporation, will be held at the DoubleTree - Park West Hotel located at 1590 LBJ Freeway, Dallas, Texas on June 20, 1996, at 9:00 a.m. local time, for the following purposes:

     1. To re-elect three Class II directors to serve for a term of three years each or until their respective successors are elected and qualified or until their earlier resignation or removal;

     2.   To authorize amendments to the 1988 Non-Statutory Stock
          Option Plan, the Non-Employee Directors Stock Option
          Plan, and the Stock Grant Plan;

     3. To authorize an amendment to the Restated Articles of Incorporation ; and

     4. To transact such other business as may properly come before the meeting.

It is desirable that as large a proportion as possible of the stockholders' interests be represented at the meeting. Whether or not you plan to be present at the meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your stock will be represented. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

Only stockholders of record at the close of business on May 15, 1996 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                              By Order of the Board of Directors,


                              MARSHALL R. FISCO, JR.
                              Secretary

Irving, Texas
May 16, 1996




                               SHOWBIZ PIZZA TIME, INC.
                              4441 WEST AIRPORT FREEWAY
                                IRVING, TEXAS 75062
                                    (214) 258-8507

                                PROXY STATEMENT FOR
                           ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 20, 1996

This proxy statement is furnished to stockholders of ShowBiz Pizza Time, Inc., a Kansas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the annual meeting of stockholders (the "Annual Meeting") to be held at 9:00 A.M. local time, on June 20, 1996 at the DoubleTree - Park West Hotel located at 1590 LBJ Freeway, Dallas, Texas. Proxies in the form enclosed will be voted at the Annual Meeting, if properly executed, returned to the Company prior to the Annual Meeting and not revoked. A proxy may be revoked at any time before it is voted either in person at the Annual Meeting or by giving prior written notice to the Secretary of the Company. This proxy statement was first sent or given to the Company's stockholders on or about May 24, 1996.


                   OUTSTANDING CAPITAL STOCK

The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting is May 15, 1996. At the close of business on that date, the Company had issued and outstanding and entitled to receive notice of and vote at the Annual Meeting 12,235,927 shares of Common Stock, $0.10 par value (the "Common Stock"), and 49,570 shares of Class A Preferred Stock, $60 par value (the "Preferred Stock"). No other class of securities of the Company is entitled to notice of, or to vote at, the Annual Meeting of stockholders.


            ACTION TO BE TAKEN AT THE ANNUAL MEETING

The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted:

     1. For the re-election of the three Class II director nominees named herein, to serve for a term of three years each or until their respective successors shall be elected and qualified or until their earlier resignation or removal;

     2.   To authorize amendments to the 1988 Non-Statutory Stock
Option Plan, the Non-Employee Directors Stock Option Plan, and the Stock Grant Plan;

     3. To authorize an amendment to the Restated Articles of Incorporation; and

     4. In the discretion of the proxyholders, as to the transaction of such other business as may properly come before the Annual Meeting.

Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the Annual Meeting, the proxyholders may vote the proxies in their discretion. The Board of Directors is not presently aware of any other matters or business to be brought before the Annual Meeting.

                       QUORUM AND VOTING

The presence, in person or by proxy, of the holders of a majority of the aggregate outstanding shares of Common Stock and Preferred Stock is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as one class, represented in person or by proxy at the Annual Meeting, is necessary to approve all matters to be submitted to the stockholders other than the election of directors. In deciding all questions, a holder is entitled to one vote, in person or by proxy, for each share of Common Stock or Preferred Stock held in his name on the record date. Solely with respect to the election of directors, the bylaws of the Company provide that a stockholder shall have that number of votes equal to the number of shares held by him as of the record date multiplied by the number of directors being elected and is entitled to cumulate his votes and cast them all for any single nominee or to spread his votes, so cumulated, among as many nominees and in such manner as he sees fit. Directors must be elected by a plurality of the votes cast.

A stockholder who is present, in person or by proxy, and who withholds his vote in the election of directors will be counted for purposes of determining whether a quorum exists, but the withholding of his vote will not affect the election of directors. A stockholder who is present, in person or by proxy, and who abstains from voting on other proposals, will be counted for purposes of a quorum, and the abstention will have the same effect as a vote against the proposals. Brokers' "non-votes" are treated the same as votes withheld or abstained.

                    REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted at the Annual Meeting. It may be revoked by filing with the Secretary of the Company, Marshall R. Fisco, Jr., 4441 West Airport Freeway, Irving, Texas 75062, a written notice of revocation or duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.


                PRINCIPAL HOLDERS OF CAPITAL STOCK

The table on the following page sets forth information, as of
May 15, 1996, relating to the beneficial ownership of the Company's Common Stock and Preferred Stock by: (i) each director and executive officer (as hereinafter defined) of the Company as of such date, (ii) the directors and the executive officers of the Company as a group (11 persons) as of such date, and (iii) each person, as that term is used in the Securities Exchange Act of 1934, as amended (the "Exchange Act") known to the Company to own beneficially 5% or more of the outstanding shares of Common Stock or Preferred Stock. Except as otherwise indicated, each of the persons named in the table is believed by the Company to possess sole voting and investment power with respect to the shares of Common Stock or Preferred Stock beneficially owned by such person. Information as to the beneficial ownership of Common Stock and Preferred Stock by directors and executive officers of the Company has been furnished by the respective directors and executive officers.
                                               Percentage of
                                               Class Outstanding
                                                ------------------

Name (and address  Number of    Number of            Stock
for 5% beneficial  Shares of    Shares of         ------------
owners          Common Stock  Preferred Stock     Common  Preferred
- ---------------  -----------  ---------------   ------- ---------
Charles A. Crocco, Jr.
                    4,430(A)(B)(Q)       0        (C)       0.0%
Richard M. Frank
                    690,024(D)           0        5.6%      0.0%
Anthony J. Gumbiner
                    2,500(A)(B)(E)(F)(Q) 0        0.0%      0.0%
Richard T. Huston
                    49,212(G)            0        (C)       0.0%
Robert L. Lynch
                    3,113(A)(B)(Q)       0        (C)       0.0%
Michael H. Magusiak
                    58,497(H)            0        (C)       0.0%
Louis P. Neeb
                     2,500(B)(Q)         0        00.0%     0.0%
Larry G. Page
                    164(I)               0        (C)       0.0%
Cynthia I. Pharr
                    2,500(B)(Q)          0        0.0%      0.0%
J. Thomas Talbot
                10,000(A)(B)(Q)          0        (C)       0.0%
Brian M. Troup
               2,500(A)(B)(E)(J)(Q)      0        0.0%      0.0%
Directors and Executive
 Officers as a  Group
               827,776                   0        6.8%      0.0%
The Hallwood Group
 Incorporated
 3710 Rawlins, Suite 1500
 Dallas, TX 75219
               1,781,693 (K)             0        14.6%     0.0%
Massachusetts Financial
 Services Company
 500 Boylston Street
 Boston, MA 02116-0741
               1,139,900(L)              0        9.3%      0.0%
Snyder Capital Management, Inc.
 350 California Street
 Suite 1460
 San Francisco, CA 94104
               1,184,700(M)              0        9.7%      0.0%
Mellon Bank Corporation
 One Mellon Bank Center
 Pittsburgh, PA 15258
               669,000(N)                0        5.5%      0.0%
Time Warner, Inc.
 75 Rockefeller Plaza
 New York, NY 10019
               0                   16,011(O)      0.0%      32.3%
River Forest State Bank
 & Trust Co.
 7727 West Lake Street
 River Forest, IL 60305
               0                   3,139 (P)      0.0%      6.3%

(Footnotes appear on the following page)


(A)  Excludes shares owned of record by The Hallwood Group, Inc.
     ("Hallwood"), described in Footnote K.
(B) Excludes 5,000 shares purchasable pursuant to options issued under the Company's 1988 Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.
(C)  Constitutes less than 1% of the Company's outstanding Common
     Stock.
(D) Includes 110,083 shares which are subject to forfeiture pursuant to the terms of Mr. Frank's employment agreement. See "Employment Agreements." Excludes 10,000 shares purchasable pursuant to options issued under the Company's 1988 Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.
(E)  Excludes 200,144 shares pledged to IBJ Schroder Bank & Trust
     Company, as trustee under an indenture, as collateral for bonds issued by Hallwood Holdings SA, a Luxembourg corporation ("HHSA"). HHSA previously owned certain warrants issued by the Company which entitled HHSA to purchase such shares, but HHSA distributed such warrants to its shareholders as part of a reduction of capital and premium in July 1993. HHSA no longer claims any beneficial interest in the shares, but the shares remain pledged as collateral for bonds issued by HHSA.
     Mr. Gumbiner is a director of HHSA. Mr. Gumbiner's address is c/o The Hallwood Group Incorporated, 3710 Rawlins, Suite 1500,
     Dallas, TX 75219.  Mr. Troup is also a director of HHSA.  Mr.
     Troup's address is c/o The Hallwood Group Incorporated, 3710
     Rawlins, Suite 1500, Dallas, TX 75219. This note is based upon information in Amendment No. 3 to Schedule 13D of HHSA dated July 5, 1993.
(F) Excludes 496,382 shares held by a trust for which Mr. Gumbiner has the power to designate and replace the trustees, 120,086 shares of which are included in footnote (E).
(G) Includes 30,600 shares purchasable pursuant to options issued under the Company's 1988 Non-Statutory Stock Option Plan but excludes 54,900 shares purchasable pursuant to options issued under the Company's 1988 Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.
(H) Includes 31,320 shares purchasable pursuant to options issued under the Company's 1988 Non-Statutory Stock Option Plan but excludes 92,880 shares purchasable pursuant to options issued under the Company's 1988 Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.
(I) Excludes 24,240 shares purchasable pursuant to options issued under the Company's 1988 Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.
(J) Excludes 330,922 shares held by a trust for which Mr. Troup has the power to designate and replace the trustees, 80,058 shares of which are included in footnote (E).
(K) Based on information in Form 4 dated May 9, 1996. The directors of Hallwood are Anthony J. Gumbiner, Brian M. Troup,
     Charles A. Crocco, Jr., Robert L. Lynch and J. Thomas Talbot.
     Mr. Gumbiner is Chairman of the Board and Chief Executive
     Officer of Hallwood.  Mr. Troup is President and Chief
     Operating Officer of Hallwood. The Company has also been informed that such shares are pledged as collateral to secure certain obligations of Hallwood.
(L)  Based on information in Amendment No. 2 to Schedule 13G dated
     February 12, 1996. This number includes 755,000 shares beneficially owned by MFS Series Trust II as well as MFS
     Emerging Growth Fund.
(M)  Based on information in Schedule 13G dated February 7, 1996.
     Of its total shares, Snyder Capital Management, Inc. has shared voting power over 1,006,600 shares and shared dispositive power over 1,117,100 shares. This number also includes 117,000 shares owned by Stirling Partners, of which Snyder Capital Management, Inc. is the general partner.
(N)  Based on information in Schedule 13G dated January 22, 1996.
     Of its total shares, Mellon Bank Corporation has sole voting power over 543,000 shares, sole dispositive power over 552,000 shares, and shared dispositive power over 117,000 shares.
(O)  Based on information in Amendment No. 2 to Schedule 13D dated
     July 1, 1994. Of its total shares, Time Warner, Inc. has shared voting power over 16,011 shares and shared dispositive power over 16,011 shares.
(P)  Based on information obtained from Transfer Agent on May 15,
     1996.
(Q) Excludes 2,500 shares purchasable pursuant to options issued under the Company's Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.


                           PROPOSAL 1:
                RE-ELECTION OF CLASS II DIRECTORS

The terms of the three Class II directors expire at the Annual Meeting of the stockholders in 1996. The Board of Directors has nominated for re-election at the Annual Meeting all three incumbent Class II directors, each to serve for a term of three years. Each nominee of the Board of Directors has expressed his/her intention to serve the entire term for which re-election is sought.

Directors will be elected by cumulative voting. To be elected as a director, a candidate must be among the three candidates who receive the most votes out of all votes cast at the Annual Meeting for the election of directors. See "Quorum and Voting."

The following table lists the names and ages (as of May 15, 1996) of the three director nominees and the six directors whose terms of office will continue after the Annual Meeting, the year in which each director was first elected as a director of the Company, the class to which each director has been or will be elected, and the Annual Meeting at which the term of each director will expire.

                                    Director                 Term
Nominee Directors        Age         Since        Class     Expires
- -----------------        ---       --------       -----     -----
Charles A. Crocco, Jr.   57        1988           II        1996
Robert L. Lynch          78        1988           II        1996
Cynthia I. Pharr         47        1994           II        1996

Continuing Directors

J. Thomas Talbot         60        1988           III       1997
Brian M. Troup           49        1988           III       1997
Louis P. Neeb            57        1994           III       1997
Richard M. Frank         48        1985           I         1998
Anthony J. Gumbiner      51        1988           I         1998
Michael H. Magusiak      40        1988           I         1998



   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH
                       OF THE NAMED NOMINEES.

  ADDITIONAL INFORMATION ABOUT THE EXECUTIVE OFFICERS, BOARD OF
        DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

                        EXECUTIVE OFFICERS

The following table sets forth the names and certain other information regarding the executive officers of the Company as of
May 15, 1996.
                                             Year First Elected
Name              Age    Position            as Executive Officer
- ----              ---    --------            ----------------------
Richard M. Frank    48   Chairman of the Board and         1985
                         Chief Executive Officer

Michael H. Magusiak 40   President                         1988

Richard T. Huston   50   Executive Vice President--        1986
                         Marketing and Entertainment

Larry G. Page       52   Executive Vice President, Chief   1994
                         Financial Officer and Treasurer



       BUSINESS HISTORY OF EXECUTIVE OFFICERS AND DIRECTORS

A brief description of the business history of the directors and executive officers of the Company is provided below.

RICHARD M. FRANK has been Chairman of the Board and Chief Executive Officer of the Company since March 1986 and has been a director of the Company since June 1985. He served as President and Chief Operating Officer from June 1985 until October 1988. He joined the Company in 1985. He has served as a director for Monterey Tex-Mex Cafe since May 1994.

MICHAEL H. MAGUSIAK was elected President of the Company in June 1994. He had previously served as Executive Vice President, Chief Financial Officer and Treasurer since June 1988. He has also served as a director of the Company since 1988. He was Vice President of the Company from October 1987 to June 1988 and Controller of the Company from October 1987 to January 1989. He joined the Company in July 1987. He has served as a director for Monterey Tex-Mex Cafe since May 1994.

RICHARD T. HUSTON has served as Executive Vice President of the Company since July 1986 and as Director of Marketing and Strategic Development since January 1993. His responsibilities were expanded in June 1994 to include entertainment as well as marketing. He served as Director of Marketing and Development from October 1988 to January 1993. He served as Vice President from October 1985 to July 1986, as Director of Marketing from October 1985 to October 1988, and as a director from July 1986 to September 1988. He joined the Company in 1985.

LARRY G. PAGE has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since October 1994. Prior to joining the Company, Mr. Page served as Vice President and Regional General Manager in the retail services division of Comdata Holdings Corporation, a publicly-held financial services company, from July 1985 to October 1994. Mr. Page is a Certified Public Accountant and was a partner in various national and regional public accounting firms, including Arthur Andersen LLP, from August 1978 through July 1985.

CHARLES A. CROCCO, JR. was elected as a director of the Company in September 1988. He is a shareholder in the New York City law firm of Crocco & DeMaio, P.C. He has served as a director of The Hallwood Group, Inc. ("Hallwood"), a merchant bank and diversified holding company, since 1981 and as a director of First Banks America, Inc., a publicly-held bank holding company, since April 1988.

ANTHONY J. GUMBINER was elected as a director of the Company in September 1988. He has served as a director and Chairman of the Board of Hallwood since 1981 and as Chief Executive Officer of Hallwood since 1984; as Chairman of Hallwood Holdings S.A., a real estate investment company, since March 1984; as a director of Hallwood Energy Corporation, a publicly-held oil and gas company, that is the general partner of Hallwood Energy Partners L.P., since May 1984 and as Chairman of the Board and Chief Executive Officer of Hallwood Energy Corporation since February 1987; as a director and Chairman of the Board of Hallwood Realty Corporation, which is the general partner of Hallwood Realty Partners L.P., a publicly traded master limited partnership, since 1990; and as a director of Hallwood Consolidated Resources Corporation, an oil and gas company, since May 1992. He is a Solicitor of the Supreme Court of Judicature of England.

ROBERT L. LYNCH was elected as a director of the Company in September 1988. He has served as a director and Vice Chairman of Hallwood since May 1984. He is Chairman of the Board and Chief Executive Officer of Perpetual Storage, Inc. and has served as a director of that company since 1969.

LOUIS P. NEEB was elected as a director in August 1994. Mr. Neeb has served as Chairman of the Board and CEO of Casa Ole' Restaurants, Inc. From October 1995 to the present. From August 1982 to present, Mr. Neeb has been President of Neeb Enterprises, Inc., a management consulting firm specializing in restaurants. From October 1993 through January 1994, he was Chairman of the Board of Spaghetti Warehouse, Inc., a publicly-traded restaurant company. From July 1991 through January 1994, Mr. Neeb was President and Chief Executive Officer of Spaghetti Warehouse, Inc. From September 1989 through June 1991, Mr. Neeb was President and Chief Executive Officer of GEEST USA (and its affiliates), a refrigerated food business. Mr. Neeb has also had other extensive experience in the restaurant industry including serving as Chairman of the Board of Burger King Corporation. Mr. Neeb was instrumental in the development of Applebee's Neighborhood Grill and Bar as well as Bennigan's. Mr. Neeb has also been a member of the Board of Directors of the Franchise Finance Corporation of America, a publicly-traded real estate trust which provides real estate for restaurants, and is a member of the Board of Directors for Silver Diner Development, Inc.

CYNTHIA I. PHARR was elected as a director of the Company in August 1994. She is currently President and Owner of C. Pharr & Company, a communications management consulting firm. She has served in that position since March 1993. From May 1989 through February 1993, Ms. Pharr was President and Chief Executive Officer of Tracy - Locke/Pharr P R, a public relations firm. From August 1986 through April 1989, she was President and owner of C. Pharr & Company, Inc. a public relations agency. Ms. Pharr has served as a member of the Board of Directors of Spaghetti Warehouse, Inc. since August 1991, as well as Chairman of the Board of GuestCare, Inc., a privately held technology company, from February 1994 to present.

J. THOMAS TALBOT was elected as a director of the Company in September 1988. He served as Chairman of the Board and Chief Executive Officer of HAL, Inc., Hawaiian Airlines, and West Maui Airport from August 1989 until July 1991. Mr. Talbot founded Jet America Airlines, Inc., a commercial airline company, and served as its Chairman from December 1980 until October 1986. He also has been owner of The Talbot Company, a sole proprietorship, since 1982; a partner of Shaw and Talbot, a commercial real estate investment and development company, since April 1975; and a partner of Pacific Management Group, an asset management firm, since December 1986. Mr. Talbot has served as a director of Hallwood since 1984; as a director of Alliance Bancorporation, a bank holding company, since April 1988 and as Chairman and Chief Executive Officer of Alliance Bancorporation from August 1992 until February 1994; as a director of Fidelity National Financial since April 1991; as a director of Resort Income Investors from June 1992 until October 1993; as a Director of The Baldwin Company and the Koll Real Estate Group, Inc. since June 1993; and as a Director of Hemmeter Enterprises, Inc. since October 1993.

BRIAN M. TROUP was elected as a director of the Company in September 1988. He has served as a director of Hallwood since 1981 and as President and Chief Operating Officer of Hallwood since April 1986; as a director of Hallwood Holdings S.A. since March 1984; as a director of Hallwood Energy Corporation since May 1984; as a director of Hallwood Realty Corporation since 1990 and as a director of Hallwood Consolidated Resources Corporation since May 1992. He is an associate of the Institute of Bankers in Scotland and a member of the Society of Investment Analysts in the United Kingdom.

Except as set forth above, none of the directors of the Company hold directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.


        COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Two regularly scheduled and eight special meetings of the Board of Directors were held during 1995. Each of the directors attended at least 75% of the meetings held by the Board of Directors, and by each committee on which he or she served, in 1995.

The Board of Directors has established an Executive Committee of four members to assist the Board of Directors in carrying out its duties. The Executive Committee (comprised of Messrs. Frank, Gumbiner, Neeb and Troup) acts in the place of the Board of Directors when the Board of Directors is not in session and may exercise substantially all of the powers of the Board of Directors other than those powers specifically required by law or by the Company's Bylaws to be exercised by the full Board of Directors. The Executive Committee held a number of informal meetings in person or by telephone in 1995.

The Board of Directors has also established an Audit Committee of four members. The Audit Committee is comprised of Messrs. Crocco, Lynch, Talbot and Troup. The functions performed by the Audit Committee are: (i) consideration of the Company's system of internal controls, (ii) review of the performance and findings of the Company's Internal Audit Department and (iii) review of services provided by the Company's independent auditors. The Audit Committee met two times in 1995.

The Board of Directors has established a Compensation Committee of three members. The Compensation Committee is comprised of Messrs. Frank, Gumbiner and Troup. The functions performed by the Compensation Committee are the: (i) recommendation of compensation, including performance bonuses, payable to the Company's executive officers (excluding Mr. Frank), and (ii) recommendation of performance bonuses for other employees of the Company. The Compensation Committee met on one occasion in 1995.

In March 1992, the Board of Directors established a Stock Option Committee and a Stock Grant Committee, each comprised of Messrs. Gumbiner and Troup, to administer the 1988 Option Plan and the Company's Stock Grant Plan, respectively. The Stock Option Committee met on one occasion and took actions by various unanimous written consents in 1995.


                    SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid to the Chief Executive Officer and to each of the other most highly paid executive officers of the Company (the "Named Executive Officers") for the fiscal years ended December 31, 1993, December 30, 1994, and December 29, 1995 (designated herein as fiscal years 1993, 1994 and 1995, respectively.)

                                                  Long Term
     Annual Compensation (A)                 Compensation Awards
     -------------------------              ---------------------
                                                       Securities
Name and                                    Restricted Underlying
Principal   Fiscal              Other Annual  Stock      Options
Position    Year  Salary  Bonus Compensation  ($)(B)       (#)
- --------    ----- ------  ----- ----------   --------   ---------

Richard M. Frank
(Chief Executive Officer)----
           1995  1,000,000  $--     23,656        $--     10,000
           1994  1,000,000   --     25,005         --       --
           1993    987,692   --     24,791         --       --

Richard T. Huston
(Executive Vice President)----
          1995     149,807  $--     13,384        $--     21,000
          1994(C)  145,000   --     12,602         --     60,000
          1993     144,827   --     12,016         --     10,000

Michael H. Magusiak
(President)----
          1995     240,000  $--     14,917         $--     19,200
          1994(D)  193,096   --     12,467          --     90,000
          1993     144,827   --     11,676          --     10,000

Larry G. Page
(Executive Vice President
and Chief Financial Officer)----
          1995     127,000  $3,500   13,753        $--      --
          1994(E)   31,250   --      11,578         --     15,000
          1993        --     --        --           --      --

(A) Includes car allowance of $15,600 per year for Mr. Frank and $9,000 per year for Messrs. Huston, Magusiak, and Page.
     Relocation expense is included for Mr. Page in 1994.

(B) Dollar values are calculated as the closing market price of the Company's Common Stock on the date of grant minus the par value of $.10 per share payable by the recipient multiplied by the number of shares of restricted stock awarded. All such stock is awarded under the Company's Stock Grant Plan. The aggregate value of such restricted shares held by Mr. Frank on December 29, 1995 (based on 295,883 shares at a closing price of $12.125) is $3,587,581. Dividends are payable on such restricted stock on the same terms as on other shares of the Company's Common Stock. See "Employment Agreements" regarding the number of shares awarded and vesting schedule.

(C) Options for 21,000 shares of Common Stock issued to Mr. Huston on January 11, 1994, were surrendered in connection with the granting on January 6, 1995 of options to acquire 21,000 shares of Common Stock.

(D)  Options for 19,200 shares of Common Stock issued to Mr.
     Magusiak on January 11, 1994, were surrendered in connection with the granting on January 6, 1995 of options to acquire
     19,200 shares of Common Stock.

(E) The amount indicated is Mr. Page's actual salary received during fiscal 1994 which is less than his annualized salary of $127,000 because his employment with the Company did not commence until October 1994.

                      EMPLOYMENT AGREEMENTS

Each of Messrs. Frank and Magusiak has entered into an employment agreement (individually, an "Employment Agreement" and together, the "Employment Agreements") with the Company, both of which expire on December 31, 1997. Mr. Frank's Employment Agreement provides that he is to be paid a base salary of $1,000,000 per year, with such additional benefits and/or compensation as may be determined by the Board of Directors. Pursuant to his Employment Agreement, Mr. Frank was issued 414,508 restricted shares of the Company's Common Stock on April 1993 under the Stock Grant Plan, of which 20,725 shares would vest at the end of each fiscal quarter of the Company during the term of his Employment Agreement, other than the last of such fiscal quarters at the end of which 20,733 shares vest. Effective March 31, 1995, Mr. Frank forfeited 60,000 of the unvested restricted shares previously awarded to him, which forfeiture is applied in equal annual increments of 20,000 shares, applied quarterly to the shares otherwise scheduled to vest for that particular quarter. As of May 15, 1996, 244,425 of such shares had vested. Mr. Magusiak's Employment Agreement originally provided for an annual base salary of $145,000, which amount may be increased in such amounts and on such dates as the Compensation Committee of the Board of Directors may determine. In January 1994, Mr. Magusiak's annual base salary was increased to $175,000. In September 1994, Mr. Magusiak's annual base salary was increased to $240,000. In addition, the Board of Directors, in its sole discretion, may provide other compensation and/or benefits to Messrs. Frank and Magusiak.

Under the terms of the respective Employment Agreements, if the covered executive's employment with the Company is terminated by the Company (other than as a result of "permanent disability" (as defined in the Employment Agreements) or, in the case of Mr. Magusiak, upon his death or for "Cause" (as defined in his Employment Agreement)), Mr. Frank will be entitled to receive a severance amount equal to $3,000,000 and Mr. Magusiak will be entitled receive a severance amount equal to twice his then current annual base salary (together, the "Severance Amounts"). In the event Mr. Magusiak is terminated for Cause, he shall receive his base salary through the date on which the Board of Directors takes its action to terminate him. In the event of his death, Mr. Magusiak shall be entitled to receive his base salary through the date of his death.

The Employment Agreements also provide that each of Messrs. Frank and Magusiak will receive his respective Severance Amount in the event there is a Change of Control (as defined below)of the Company and the covered executive voluntarily terminates his employment within one year after such a Change of Control. A "Change of Control" is deemed to have occurred with respect to the Company if
(i) any person or group of persons acting in concert (other than Hallwood or its affiliates) in which the covered executive is not an investor, partner, officer, director or member, shall acquire, directly or indirectly, the power to vote, or direct the voting of, more than 33% of the then outstanding voting securities of the Company or (ii) during any consecutive 18 month period a majority of the Board of Directors is elected or appointed and consists of persons who were not directors of the Company as of the date of the respective Employment Agreement and whose election or appointment as directors of the Company is actively opposed by the covered executive.



                OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding stock options granted to each of the Named Executive Officers in the fiscal year ended December 29, 1995.

                                              Potential realizable
                                                 Value at assumed
Number of   % of Total                            Annual rates of
Securities   Options                               Stock price
Underlying  Granted to    Exercise              Appreciation for
Options     Employees in  Price    Expiration for Option term ($)
Granted #   Fiscal year  ($/Share)    Date        5%      10%
- ---------   -----------   --------  ---------    -----   ------

Richard M. Frank----
10,000 (A)     3.83%      $11.875   10/11/00    $32,775   $72,556

Richard T. Huston----
21,000 (B)     8.04%       $8.50    01/06/00    $49,266  $109,064

Michael H. Magusiak----
19,200 (C)     7.35%       $8.50    01/06/00    $45,043   $99,715

Larry G. Page----
     0         0%             N/A       N/A       $0        $0

(A) Options to acquire these 10,000 shares are exercisable as follows: (i) one hundred percent (100%) of the option after October 11, 1996.

(B) Options to acquire these 21,000 shares were repriced in January 1995 and are exercisable as follows: (i) fifty percent (50%) of the option after January 6, 1997, and (ii) an aggregate of one hundred percent (100%) of the option after January 6, 1998. See "Ten-Year Option Repricings" and
     "Compensation Committee Report on Executive Compensation".

(C) Options to acquire these 19,200 shares were repriced in January 1995 and are exercisable as follows: (i) fifty percent (50%) of the option after January 6, 1997, and (ii) an aggregate of one hundred percent (100%) of the option after January 6, 1998. See "Ten-Year Option Repricings" and "Compensation Committee Report on Executive Compensation".



                    TEN-YEAR OPTION REPRICINGS

The following table sets forth information regarding the repricing of stock options during the last ten completed fiscal years.

                                                       Length of
            Securities                                  Original
            Underlying Market Price Exercise            Options
            number of  of stock     Price at   New      Remaining
            Of options time of      Time of  Exercise  at date of
 Name  Date repriced   Repricing   Repricing Price($)  repricing
- -----  ---- ---------- ----------  --------- -------   ---------

Richard T. Huston
 Executive VP----
     1/11/94  10,000(A)  $13.75      $33.50    $13.75   4 years
     1/06/95  21,000(B)  $ 8.50      $13.75    $ 8.50   4 years

Michael H. Magusiak
 President----
     1/11/94  10,000(A)  $13.75      $33.50    $13.75   4 years
     1/06/95  19,200(C)  $ 8.50      $13.75    $ 8.50   4 years

John T. Spaight(D)----
     1/11/94  10,000(A)  $13.75      $33.50    $13.75   4 years

- -----------------

(A) These options were forfeited in connection with the granting on January 11, 1994 of options to acquire 60,000 shares of Common stock at an exercise price of $13.75 per Share.

(B) These options were forfeited in connection with the granting on January 6, 1995 of options to acquire 21,000 shares of Common Stock at an exercise price of $8.50 per share.

(C) These options were forfeited in connection with the granting on January 6, 1995 of options to acquire 19,200 shares of Common Stock at an exercise price of $8.50 per share.

(D) Mr. Spaight resigned from his position with the Company in January 1995 and all unexpired options were canceled pursuant to the 1988 Option plan.


         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, for each of the Named Executive Officers, information regarding his exercise of stock options during the fiscal year ended December 29, 1995 and the value of his unexercised stock options as of December 29, 1995. The closing price for the Company's Common Stock, as reported by the Nasdaq National Market, on December 29, 1995 (the last trading day of the fiscal year) was $12.125.

                               Number of        Value of
                              Unexercised    Unexercised In-the
                               Options at    -Money Options at
      Shares                  Dec. 29, 1995    Dec. 29, 1995
      Acquired       Value    (exercisable/    (exercisable/
     on Exercise    Realized  unexercisable)   unexercisable)
          (#)          (B)         (#)            ($)(C)
     -----------    --------  --------------   ---------------

Richard M. Frank(A) ----
          0              --          0                 0(E)
                              10,000(U)            2,500(U)

Richard T. Huston
          0              --   15,000(E)                0(E)
                              60,000(U)           76,125(U)


Michael H. Magusiak
          0              --   15,000(E)                 0(E)
                              90,000(U)           189,600(U)

Larry G. Page
          0              --       0 (E)                0(E)
                              15,000(U)           62,775(U)


(A)  Does not include shares issued under the Stock Grant Plan.
     See "Summary Compensation Table."

(B) Calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options at the time of exercise.

(C) Calculated by determining the difference between the exercise price of the options and the fair market value of the securities underlying the options at fiscal year end.

(E)  Options which are exercisable at December 29, 1995.

(U)  Options which are not exercisable at December 29, 1995.



                  COMPENSATION COMMITTEE REPORT
                    ON EXECUTIVE COMPENSATION

The executive compensation program of the Company is designed as a tool to reinforce the Company's strategic principles --- to be a premier and progressive growth company, with an objective of enhancing long term shareholder value. To this end, the following principles have guided the development of the executive compensation program:

     - Provide competitive levels of compensation to attract and retain the best qualified executive talent. The Compensation Committee strongly believes that the caliber of the Company's management group makes a significant difference in the Company's success over the long term.

     - Embrace a "pay-for-performance" philosophy by placing significant amounts of compensation "at risk" that is, a significant component of the compensation payouts to executives must vary according to the overall performance of the Company.

     - Directly link executives' interests with those of stockholders by providing opportunities for long-term incentive compensation based on changes in shareholder value.

     The executive compensation program is intended to appropriately balance the Company's short term operating goals with its long term strategy through a careful mix of base salary, annual bonuses (payable upon satisfaction by the Company of established revenue and profitability objectives) and long term performance compensation through the issuance of stock options under the 1988 Option Plan.

The compensation of the executive officers of the Company (excluding Mr. Frank) is reviewed and determined annually by the Compensation Committee. The compensation of such executive officers in 1995 was based on individual and corporate performances as well as assigned responsibilities. In establishing and reviewing executive compensation, consideration is also given to executive salary ranges of comparable companies. Individual performance is reflected in the executive officer's salary. Corporate performance is reflected in a bonus, payable annually, if earned, to each executive officer, based on the achievement of targets for corporate revenue and profitability. Although no bonus compensation was actually paid to executive officers for services rendered in 1995, bonus compensation of each of the executive officers in 1995 would have been between 30% and 35% of the officer's salary if the 1995 target levels for revenue and profitability had been reached.

The Stock Option Committee and the Stock Grant Committee are made up of the non-employee director members of the Compensation Committee. The Stock Option Committee and Stock Grant
Committee ratify and approve option and grant recommendations, respectively, made by the Compensation Committee. In 1995, the Compensation Committee determined the number of options to issue in accordance with the 1988 Option Plan. No stock grants were awarded in 1995.

In January, 1995, the Stock Option Committee issued to certain of the executive officers of the Company options to acquire 40,200 shares of Common Stock (each with an exercise price of $8.50 per share) in connection with the surrender by such individuals to the Company of previously granted options to acquire 40,200 shares of Common Stock (each with an exercise price of $13.75 per share). The issuance of these new options was determined to be in the best interests of the stockholders of the Company in order to properly provide incentives to such individuals to enhance stockholder value.

CEO Performance Evaluation

Although Mr. Frank's salary is established by the terms of his Employment Agreement (see "Employment Agreements"), the Compensation Committee, excluding Mr. Frank, nevertheless annually evaluates his performance based on the same criteria as are applied to the other executive officers of the Company. Any future stock option issuances or restricted stock grants to Mr. Frank, and any increase in his annual base salary or the granting of a bonus, will be based on individual and corporate performance, applying the same factors for each as described above for the Company's other executives. The Compensation Committee would also consider the number of unvested shares available to Mr. Frank under his Employment Agreement and the Stock Grant Plan at such time.

The Compensation Committee has also considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), adopted under the Omnibus Budget Reconciliation Act of 1993. This section disallows a tax deduction for any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless compensation is performance-based. As discussed above, Mr. Frank's annual base salary is $1,000,000. It is the intent of the Company and the Compensation Committee to qualify to the maximum extent possible its executives' compensation for deductibility under applicable tax laws. The Compensation Committee will continue to monitor the impact of such limitations on tax deductions and will take other appropriate actions if warranted in the future.

The Compensation Committee is comprised of Messrs. Frank, Gumbiner and Troup. The Stock Option Committee and the Stock Grant
Committee are both comprised of Messrs. Gumbiner and Troup.


Richard M. Frank
Anthony J. Gumbiner
Brian M. Troup


                    COMPENSATION OF DIRECTORS

Ms. Pharr and Messrs. Crocco, Lynch, Neeb and Talbot, who are not otherwise employed by the Company or by Hallwood or its affiliates, receive a retainer from the Company at the rate of $10,000 per year, plus $750 for each meeting of the Board of Directors attended. Other directors, who are either officers or employees of the Company or employed by Hallwood or its affiliates, do not receive separate compensation for their services as directors of the Company.

                              PROPOSAL 2:
       AMENDMENTS OF THE 1988 NON-STATUTORY STOCK OPTION PLAN,
THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN, AND THE STOCK GRANT PLAN

     The 1988 Non-Statutory Stock Option Plan ("Employee Plan") became effective in December, 1988. The purpose of the Employee Plan is to secure for the Company and its stockholders the benefits of the incentives inherent in stock ownership by certain directors and key employees of the Company and its subsidiaries. The Employee Plan is currently administered by the Stock Option Committee, which is comprised of Messrs. Gumbiner and Troup, who are not employed by the Company and who are ineligible to receive options under the Employee Plan. The Stock Option Committee has the power to determine, in its discretion but subject to the limitations set forth in the Employee Plan, the persons to whom options are granted, the number of shares covered by options and the exercise price of options. The Stock Option Committee also determines the conditions, if any, imposed upon the granting of options under the Employee Plan. To date, the Stock Option Committee has issued options under the Employee Plan to eligible directors (who are not members of the Stock Option Committee) and eligible employees in proportion to their respective responsibilities to the Company. The Stock Option Committee provides for various periods of time to pass before options become exercisable according to the Company's long term strategic plans.

     The Non-Employee Directors Stock Option Plan ("Directors Plan") became effective in June 1995. Options to purchase up to 100,000 shares of the Company's Common Stock may be granted under the Directors Plan. The Directors Plan provides for the granting of nonqualified stock options to non-employee directors of the Company or its Affiliates (as defined in the Directors Plan). The goal of the Directors Plan is to provide a means of retaining and attracting competent non-employee personnel to serve on the Board of Directors by extending to such individuals long-term incentives for high levels of performance and to award for unusual efforts designed to improve the financial performance of the Company. The Directors Plan is administered by a committee comprised of the President and the Chief Financial Officer of the Company.

     The Stock Grant Plan ("Grant Plan") became effective in December, 1988. Awards of up to 1,145,758 shares of the Company's Common Stock may be granted under the Grant Plan. The Grant Plan provides for the award of shares of common stock to senior executives of the Company or any of its Subsidiaries (as defined in the Grant Plan). The goal of the Grant Plan is to provide a means of retaining and attracting competent senior executives of the Company by extending to such individuals added long-term incentives for high levels of performance and to award for unusual efforts designed to improve the financial performance of the Company. The Grant Plan is administered by a committee comprised of two (2) Directors who are not employees of the Company and, therefore, not eligible for grants under the Plan.

     In May 1996, the Board of Directors adopted, subject to the approval of the Company's stockholders, amendments to the Employee Plan, Directors Plan, and Grant Plan (collectively referred to as the "Plans") providing that (1) individuals who are granted options under the Employee Plan or the Directors Plan must sign and return their option contracts to the Company prior to the expiration of one hundred and twenty (120) days after the date such options are granted or the option will be void and of no further force or effect, and (2) in the event a "Change of Control" (as defined in the amendments) with respect to the Company occurs, then the options outstanding under the Employee Plan or Directors Plan that are not otherwise exercisable and the shares awarded under the Grant Plan that are not vested shall be exercisable and vested, respectively, even though certain conditions otherwise provided in the Plans, option contracts or awards have not been satisfied at the time of the "Change of Control." A copy of the amended Employee Plan, Directors Plan, and Grant Plan, as proposed, are attached hereto as Exhibits "A," "B" and "C," respectively.

     The Board of Directors believes that the proposed amendments to the Employee Plan, Directors Plan, and Grant Plan will enable the Company and its stockholders, through future grants and stock options, to continue to secure the benefits of the incentive inherent in stock ownership by certain of its employees and non-employee directors.



     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ABOVE DESCRIBED AMENDMENTS TO THE 1988 NON-STATUTORY STOCK OPTION PLAN, THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN, AND THE STOCK GRANT PLAN.

                            PROPOSAL 3:
       AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION
      TO ESTABLISH 50,000,000 AUTHORIZED SHARES OF COMMON STOCK

     The Company is currently authorized to issue 30,000,000 shares of Common stock, 49,570 shares of Class A Preferred Stock and 500,000 shares of Class B Preferred Stock. The Company's Board of Directors has adopted and recommended to the stockholders for adoption at the annual meeting an amendment to the Company's Restated Articles of Incorporation that would establish the authorized number of shares of its Common Stock at 50,000,000 and, accordingly, the authorized shares of all stock at 50,549,570. The additional authorized shares of Common Stock will provide the Company with flexibility regarding its future capital needs and corporate growth and its ability to declare stock dividends payable in shares of Common Stock. The Board of Directors has no present intention to issue any additional shares of stock other than as presently authorized pursuant to the 1988 Non-Statutory Stock Option Plan, Non-Employee Directors Stock Option Plan, and the Stock Grant Plan. Newly authorized shares may be issued on such terms and at such times as the Board of Directors may determine without further action by the stockholders, unless otherwise required by applicable laws or regulations. The issuance of additional shares will (except in certain circumstances including the declaration of stock dividends) have the effect of reducing the relative voting power and ownership interests of existing stockholders in the Company. Stockholders have no pre-emptive rights to subscribe for additional shares of the Company's stock.
A copy of the amended Restated Articles of Incorporation, as proposed, are attached hereto as Exhibit "D."

     THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE
  RESTATED ARTICLES OF INCORPORATION AND UNANIMOUSLY RECOMMENDS A
  VOTE "FOR" THE ABOVE DESCRIBED AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION.


                         INDEMNIFICATION

The bylaws of the Company provide for each director and officer of the Company to be indemnified by the Company, as of right, to the full extent permitted or authorized by the laws of the State of Kansas against any liability, judgment, fine, amount paid in settlement, cost and expense asserted or threatened against or incurred by such person in his capacity, or arising out of his status, as a director or officer. The Company's Restated Articles of Incorporation include a provision which eliminates director liability for monetary damages for breach of the director's duty of due care, as permitted under Kansas law.


    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION;
          CERTAIN RELATIONSHIPS AND RELATED TRANSACTION

Richard M. Frank, Anthony J. Gumbiner and Brian M. Troup served on the Compensation Committee of the Company's Board of Directors in 1995. The functions performed by the Compensation Committee are the (i) recommendation of compensation, including performance bonuses, payable to the Company's executive officers (excluding Mr. Frank), and (ii) recommendation of performance bonuses for other employees of the Company. Mr. Frank is Chairman of the Board and Chief Executive Officer of the Company. Mr. Gumbiner is Chairman of the Board and Chief Executive Officer of Hallwood. Mr. Troup is President and Chief Operating Officer of Hallwood. See "Principal Holders of Capital Stock" and "Certain Relationships and Related Transactions." As discussed under the heading "Committees and Meetings of the Board of Directors," the Stock Option Committee and the Stock Grant Committee are both comprised of Messrs. Gumbiner and Troup.

The Board of Directors is responsible for approving any amendment to either Mr. Frank's or Mr. Magusiak's employment agreement. See "Employment Agreements".

The Board of Directors intends that transactions with officers, directors and affiliates will be entered into on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by at least a simple majority of the directors of the Company.

With the exception of directors Pharr and Neeb, the directors of the Company who are not employees of the Company are also directors of Hallwood and Integra. As of May 15, 1995, Hallwood owned all of the common stock of Integra. See "Principal Holders of Capital Stock" and "Business History of Executive Officers and Directors."

Effective January 1989, the Company agreed to pay to Hallwood $125,000 per year, in consideration for financial and management consulting services being rendered to the Company by Hallwood in the ordinary course of business. The Company's agreement with Hallwood will continue at the discretion of the Board of Directors for such time and in such amounts as may be authorized so as to fairly compensate Hallwood for its services.

In consideration for rent reductions resulting from Hallwood's negotiation of the Company's home office lease agreement in December 1990, the Company assigned to Hallwood its sublease interest in the portion of the home office building subleased to Integra, with a fair value of approximately $120,000 per year.


                     STOCK PERFORMANCE GRAPH

The following graph compares the cumulative yearly total stockholder return (change in share price plus reinvestment of any dividends) on the Company's Common Stock since December 29, 1989 (the date the Company's Common Stock first traded on the NASDAQ system), versus two indexes. The graph assumes $100 was invested on January 3, 1989. The Company has not paid any cash dividends on its Common Stock during the applicable period. The share price of the Company's Common Stock has been adjusted for three-for-two stock splits in the form of stock dividends distributed on March 26, 1991 and March 20, 1992.

The Company's Common Stock is labeled on the graph as "SHBZ." The index labeled "Restaurants," which was prepared by the Center for Research in Securities Prices ("CRSP") at The University of Chicago, Graduate School of Business, 1101 East 58th Street, Chicago, Illinois 60637 (telephone 312-702-7467) measures the total return (weighted for the market capitalization of the component companies) on the approximately 144 domestic and foreign companies which operate restaurants or other eating and drinking places (SIC Code 58) and whose equity securities are traded on the Nasdaq National Market or the NASDAQ Small-Cap Market. The identities of the companies included in the "Restaurant" index will be made available in a prompt manner to any shareholder upon written request addressed to Investor Relations at the Company's Irving address upon request. The index labeled "NASDAQ," also prepared by CRSP, measures the total return on the approximately 4,000 United States companies whose common stock is traded on the Nasdaq National Market or the NASDAQ Small-Cap Market.

                 COMPLIANCE WITH SECTION 16(a) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and the persons who own more than ten percent of the Company's Common Stock to file initial reports of ownership of Common Stock and reports of changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. and to furnish the Company with copies of such reports. Based on review of such copies and other records of the Company, the Company has no reason to believe that any reports were untimely filed or that any Form 5 filings were made by any executive officers, directors or persons owning more than ten percent of the Company's Common Stock.


                  INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Deloitte & Touche LLP served as the Company's independent public accountants for the fiscal year ending December 29, 1995. A representative of Deloitte & Touche LLP is expected to be present and available at the Annual Meeting of stockholders to respond to appropriate questions and will be given an opportunity to make a statement, if desired.



               SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder who wishes to present a proposal for action at the 1997 annual meeting of stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company, must deliver such proposal to the Company at its principal executive offices, not less than 60 days nor more than 90 days prior to the date of the applicable annual meeting of stockholders; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the applicable annual meeting was mailed or such public disclosure of the date of such annual meeting was made, whichever first occurs. For purposes of this section, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14, or 15(d) (or the rules and regulations thereunder) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

To be in proper written form, a stockholder's notice to the Secretary of the Company must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person,
(iii) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholders, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.




                          MISCELLANEOUS

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors and regular officers and employees of the Company by means of personal interview, telephone or telegram. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.

                              By Order of the Board of Directors,

                              MARSHALL R. FISCO, JR.
                              Secretary

Irving, Texas
May 16, 1995


                            Exhibit A


                     SHOWBIZ PIZZA TIME, INC.
                 NON-STATUTORY STOCK OPTION PLAN


     SHOWBIZ PIZZA TIME, INC., a corporation organized and existing under the laws of the state of Kansas (the "Company"), hereby formulates and adopts, with respect to the shares of common stock of the Company ("Common Stock"), a non-statutory stock option plan for certain individuals who are directors or key employees of the Company or its subsidiaries, as follows:

     1. Purpose of Plan. The purpose of this Non-Statutory Option Plan (the "Plan") is to encourage certain individuals who are directors or key employees to participate in the ownership of the Company, and to provide additional incentive for such individuals to promote the success of its business through sharing in the future growth of such business.

     2. Effectiveness of Plan. The provisions of this Plan became effective on December 30, 1988.

     3. Administration. This Plan shall be administered by the Stock Option Committee of the Board of Directors of the Company (the "Committee"), which shall be comprised of two (2) or more directors, each of whom shall be "disinterested persons," as defined in Rule 16b-3(c)(2)(i), promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall have full power and authority to construe, interpret and administer the Plan, and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company. Subject to the terms, provisions and conditions of the Plan, the Committee shall have the authority to select the individuals to whom options shall be granted, to determine the number of shares subject to each option, to determine the time or times when options will be granted, to determine the option price of the shares subject to each option, to determine the time when each option may be exercised, to fix such other provisions of each option agreement as the Committee may deem necessary or desirable, consistent with the terms of this Plan, and to determine all other questions relating to the administration of this Plan. The interpretation and construction of this Plan by the Committee shall be final, conclusive and binding upon all persons.

     4. Eligibility. Options to purchase shares of Common Stock shall be granted under this Plan only to those individuals selected by the Committee from time to time who, in the sole discretion of the Committee, are currently directors or key employees and who have made material contributions in the past, or who are expected to make material contributions in the future, to the successful performance of the Company. Options shall not be granted to any individual while he is a member of the Committee.

     5. Shares Subject to the Plan. Options granted under this Plan shall be granted solely with respect to shares of Common Stock. Subject to any adjustments made pursuant to the provisions of Section 12, the aggregate number of shares of Common Stock which may be issued upon exercise of all the options which may be granted under this Plan shall not exceed 1,848,025. If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such options shall be added to the number of shares otherwise available for options which may be granted in accordance with the terms of this Plan. The shares to be delivered upon exercise of the options granted under this Plan shall be made available, at the discretion of the Committee, from either the authorized but unissued shares of Common Stock or any treasury shares of Common Stock held by the Company.

     6. Option Contract. Each option granted under this Plan shall be evidenced by a non-statutory stock option contract which shall be signed by an officer of the Company and by the individual to whom the option is granted (the "Optionee"). The terms of said contract shall be in accordance with the provisions of this Plan, but it may include such other provisions as may be approved by the Committee. The grant of an option under this Plan shall be deemed to occur on the date on which the contract evidencing such option is executed by the Company, and every Optionee, upon the execution of a contract, shall be bound by the terms and restrictions of this Plan and such contract; provided, however, if an Optionee does not sign and return to the Company one (1) duplicate original of their option contract prior to the expiration of one hundred and twenty
(120) days after the grant date, then the grant shall be withdrawn, and the option shall be void and of no further force or effect.

     7. Option Price. The price at which shares of Common Stock may be purchased under an option granted pursuant to this Plan shall be determined by the Committee, but in no event shall the price be less than 100 percent of the fair market value of such shares on the date that the option is granted. The fair market value of shares of Common Stock for purposes of this Plan shall be determined by the Committee, in it sole discretion.

     8.   Period and Exercise of Option.

          (a) Period -- Subject to the provisions of Section 9 and 10 hereof with respect to the death or termination of employment of an Optionee, the period during which each option granted under this Plan may be exercised shall be fixed by the Committee at the time such option is granted, provided that such period shall expire no later than five (5) years from the date on which the option is granted (the "Granting Date").

          (b) Employment -- The Option may not be exercised to any extent until the Optionee has been continuously, for a period of at least one (1) year after the Granting Date, employed by the Company or a subsidiary of the Company.

          (c) Exercise -- Any Option granted under this Plan may be exercised by the Optionee only by delivering to the Company written notice of the number of shares with respect to which he is exercising his option right, paying in full the option price of the purchased shares, and furnishing to the Company a representation in writing signed by the Optionee that he is familiar with the business and financial condition of the Company, is purchasing the shares of stock in good faith for himself for investment purposes and not with a view towards the sale or distribution thereof, and will not effect any sale in violation of any laws or regulations of the United States or any state. Subject to the limitations of this Plan and the terms and conditions of the respective stock option contract, each option granted under this Plan shall be exercisable in whole or in part at such time or times as the Committee may specify in such stock option contract.

          (d)  Payment for shares -- Payment for shares of Common
Stock purchased pursuant to an option granted under this Plan may be made in either cash or in shares of Common Stock.

          (e) Delivery of certificates -- As soon as practicable after receipt by the Company of the notice and representation described in Subsection (c), and of payment in full of the option price for all of the shares being purchased pursuant to an option granted under this Plan, a certificate or certificates representing such shares of stock shall be registered in the name of the Optionee and shall be delivered to the Optionee. However, no certificate for fractional shares of stock shall be issued by the Company notwithstanding any request therefor. Neither any Optionee, nor the legal representative, legatee or distributee of any Optionee, shall be deemed to be a holder of any shares of stock subject to an option granted under this Plan unless and until the certificate or certificates for such shares have been issued. All stock certificates issued upon the exercise of any options granted pursuant to this Plan may bear such legend as the Committee shall deem appropriate regarding restrictions upon the transfer or sale of the shares evidenced thereby.

          (f) Withholding -- The Company shall have the right to deduct any sums that the Committee reasonably determines that Federal, state or local tax law requires to be withheld with respect to the exercise of any option or as otherwise may be required by those laws. The Company may require as a condition to issuing shares of Common Stock upon exercise of the option that the Optionee or other person exercising the option pay any sums that Federal, state or local tax law required to be withheld with respect to the exercise. The Company shall not be obligated to advise any Optionee of the existence of the tax or the amount which the Company will be so required to withhold. Upon exercise of an option, if tax withholding is required, an Optionee may, with the consent of the Committee, have shares of Common Stock withheld ("Share Withholding") by the Company from the shares otherwise to be received; provided, however, that if the Optionee is subject to the provisions of Section 16 under the Exchange Act, no Share Withholding shall be permitted unless such transaction complies with the requirements of Rule 16b-3(e) promulgated under the Exchange Act. The number of shares so withheld should have an aggregate fair market value (as determined in accordance with the terms of the Plan) on the date of exercise sufficient to satisfy the applicable withholding taxes.

     9. Termination of Employment. If an Optionee shall cease to be an employee of the Company or subsidiary of the Company for any reason other than death after he shall have served in such capacity continuously for at lease one (1) year from the Granting Date, he may, but only within ten (10) business days next succeeding such cessation, exercise his option to the extent that he was entitled to exercise it at the date of such cessation. Nothing in this Plan or any stock option contract shall be construed as an obligation on the part of the Company or of any of its subsidiary corporations to continue the Optionee as an employee.

     10. Death of Optionee. In the event of the death of an Optionee while serving as an employee of the Company or its subsidiary, any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable may be exercised by the person or persons to whom such Optionee's rights under the option pass by operation of the Optionee's will or the laws of descent and distribution, at any time within a period of three (3) months following the death of the Optionee (even though such period is later than the expiration date of the option as specified in
Section 8(a) and in the respective stock option contract). Such option shall be exercisable even though the Optionee's death occurs before he has continuously served as an employee of the Company or its subsidiary for a period of one (1) year after the date of grant.

     11. Non-Transferability of Options. Each option granted under this Plan shall not be transferable or assignable by the Optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order and during the lifetime of the Optionee may otherwise be exercised only by him.

     12. Adjustments upon Changes in Capitalization. In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares, and the Company continues thereafter as the surviving entity, then the number of shares of Common Stock subject to this Plan and the number of such shares subject to each option granted hereunder shall be correspondingly adjusted by the Committee. The option price for which shares of Common Stock may be purchased pursuant to an option granted under this Plan shall be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any option.

     13. Amendment and Termination of Plan. No option shall be granted pursuant to this Plan after December 31, 1998, on which date this Plan shall expire except as to options then outstanding under the Plan, which options shall remain in effect until they have been exercised or have expired. The Committee may at any time before such date, amend, modify or terminate the Plan. No amendment, modification or termination of this Plan may adversely affect the rights of any Optionee under any then outstanding option granted hereunder without the consent of such Optionee.

     14. Termination of Old Option Contract and Grant of New Option Contract. An option may be granted under this Plan which may be conditioned upon the termination of a non-statutory stock option contract previously granted to the Optionee which has not yet been terminated or been exercised.

     15. Change of Control. If while unexercised options remain outstanding under the Plan, a Change of Control (as hereinafter defined) shall have occurred, then all such options shall be exercisable in full, notwithstanding Section 8(b) hereof or any other provision in the Plan or Option Contract to the contrary.
For purposed of the Plan, a "Change of Control" shall be deemed to have occurred with respect to the Company: (A) on the date in which the Company executes an agreement or an agreement in principle (i) with respect to any merger, consolidation or other business combination by the Company with or into another entity and the Company is not the surviving entity, or (ii) to sell or otherwise dispose of all or substantially all of its assets, or (iii) to adopt a plan of liquidation; or (B) on the date in which public announcement is made that the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the Company is being acquired by a "person" within the meaning of sections 13(d) and 14(d) of the Exchange Act; or (C) if, during any period of eighteen
(18) consecutive months, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the appointment or election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period); provided, however, that in no event shall a change in the composition of the Company's Board of Directors pursuant to an election of Board members pursuant to Section 4.6 of the Company's Articles of Incorporation, as amended, constitute or result in a Change of Control for purposes of this Section 15.

     The Committee shall have the right, at the time of grant or subsequently, in its sole discretion, to establish conditions under which a specific employee may cease to be a full-time employee of the Company or any of its Subsidiaries but not be deemed to have terminated his employment with the Company or any of its Subsidiaries for purposes of the Plan, including but not limited to conditions involving part-time employment or consulting services. Unless otherwise specifically provided for in an employee's stock option contract or in an amendment or supplement thereto, an employee's employment with the Company or any of its Subsidiaries shall be deemed to terminate when he ceases to be a full-time employee of the Company or any of its Subsidiaries.

     In the event of a merger, consolidation, reorganization or recapitalization of the Company, the Committee shall have the right to accelerate the vesting schedule with respect to all or any portion of the shares of Common Stock granted to any or all of the employees under the Plan, if and to the extent it deems appropriate in its sole discretion.



                           Exhibit B


                     SHOWBIZ PIZZA TIME, INC.
             NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


                            ARTICLE I
                    PURPOSE AND ADMINISTRATION

     1.1 Purpose. The purpose of the ShowBiz Pizza Time, Inc. Non-Employee Directors Stock Option Plan (the "Plan") is to strengthen ShowBiz Pizza Time, Inc. (the "Company") by providing a means of retaining and attracting competent non-employee personnel to serve on its board of directors by extending such individuals added long-term incentives for high levels of performance and for unusual efforts designed to improve the financial performance of the Company. In order to effectuate this intent, the Company will, pursuant to this Plan, grant to each non-employee director the herein specified options to acquire shares of common stock of the Company ("Common Stock"), which options shall vest over a specified period of time.

     1.2 Administration. The Plan shall be administered by a committee (the "Committee") which shall be comprised of the President of the Company and the Chief Financial Officer of the Company.

     Subject to the express provisions of the Plan, the Committee shall have powers and authorities which are exclusively ministerial in nature, including the authority to construe and interpret the Plan, to define the terms used in the Plan, to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee on all such matters referred to in this Plan shall be conclusive. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

     1.3 Participation. Each member of the Board of Directors of the Company (the "Board") who is not employed by the Company or any Affiliate (collectively, the "Non-Employee Directors") shall be eligible and shall participate in the Plan. For purposes of the Plan, the term "Affiliate" shall mean any entity in which the Company directly or through intervening subsidiaries owns twenty-five percent (25%) or more of the total combined vetoing power or value of all classes of stock or, in the case of an unincorporated entity, a twenty-five percent (25%) or more interest in the capital and profits.

     1.4 Stock Subject to the Plan. Subject to adjustment as provided in Section 3.1 hereof, the stock to be offered under the Plan shall be treasury shares or shares of the Company's authorized but unissued Common Stock (hereinafter collectively called "Stock"). The aggregate number of shares of Stock to be issued upon exercise of all options granted under the Plan shall not exceed 100,000 shares, subject to adjustments as set forth in
Section 3.1 hereof. If any option granted hereunder shall lapse or terminate for any reason without having been fully exercised, the shares subject thereto shall again be available for purposes of the Plan.

     1.5 Restrictions on Exercise. No option granted hereunder may be exercised until a registration statement under the Securities Act of 1933, as amended (the "Act"), relating to the Stock issuable upon exercise of such option has been filed with, and declared effective by, the Securities and Exchange Commission (the "Commission"), and there is available for delivery a prospectus meeting the requirements of Section 10 of the Act, or until the Committee has determined that the issuance of Stock upon such exercise is exempt from the registration and prospectus requirements of the Act.





                            ARTICLE II
                          STOCK OPTIONS

     2.1 Grant and Option Price. (a) On the effective date of this Plan, Anthony J. Gumbiner and Brian M. Troup shall each be granted an option to purchase 7,500 shares of Stock. Thereafter, on the day a Non-Employee Director is first elected or appointed to the Board, such Non-Employee Director shall be granted an option to purchase 7,500 shares of Stock.

     (b) On the fifth Business Day in January of the year following the effective date of the Plan, each Non-Employee Director who was previously elected to the Board and who continues to serve in such capacity at such time shall be granted an option to purchase 2,500 shares of Stock. For purposes of the Plan, the term "Business Day" shall mean a day on which the Nasdaq National Market is open for business and is conducting normal trading activity.

     (c) The purchase of the Stock covered by each option granted under the Plan shall be equal to the Fair Market Value of such Stock on the grant date. For purposes of the Plan, the term "Fair Market Value" shall mean the average of the closing prices of the Common Stock as reported by the Nasdaq National Market for the five trading-day period ending on and including the date of grant.

     (d) The total grant under both paragraphs (a) and (b) above shall be limited accordingly to the greatest number of whole shares of Stock which may thus be granted thereunder.

     2.2 Stock Option Agreement. Each option granted pursuant to the Plan shall be evidenced by a Stock Option Agreement ("Option Agreement"), in such form as the Committee shall require, between the Company and the Non-Employee Director to whom the option has been granted (the "Optionee").

     2.3 Option Period. Except as otherwise provided herein, each option and all rights or obligations thereunder shall expire on the fifth anniversary of the grant date (the "Expiration Date"), and shall be subject to earlier termination as hereinafter provided.

     2.4  Vesting and Exercise of Options.  (a)  Subject to Section
3.2 hereof, an option granted pursuant to Sections 2.1(a) or (b) hereof shall be exercisable only to the extent of shares that have vested in accordance with the following schedule:


                                             Portion of Shares
                                             That are Vested
                                               On or After
                                             Such Anniversary
Annual Anniversary                              and Before
of Date of Grant                             Next Anniversary
- -------------------                          ----------------

First.........................................      0%
Second........................................     50%
Third.........................................    100%

     (b) The purchase price of the stock purchased upon exercise of an option shall be paid in full in cash or by check at the time of each exercise of an option; provided, however, that if the Option Agreement so provides and upon receipt of all regulatory approvals, the person exercising the option may deliver in payment of a portion or all of the purchase price certificates for Common Stock of the Company, which shall be valued at the Fair Market Value of such Stock on the date of exercise of the option.

     2.5 Non-Transferability of Options. An option granted under the Plan shall, by its terms, be non-transferable by the Optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestics relations order. During the Optionee's lifetime, the option shall be exercisable only by the Optionee or by the Optionee's duly appointed guardian or personal representative.

     2.6 Termination of Directorship. (a) If the directorship of the Optionee is terminated for any reason other than (i) death of the Optionee, or (ii) on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate, an option (to the extent otherwise exercisable on the date of such termination) shall be exercisable by the Optionee at any time prior to the Expiration Date of the option or within thirty (30) days after the date of such termination of the directorship, whichever is the shorter period.

     (b) If an Optionee dies while serving as a member of the Board, the option shall be exercisable (whether or not exercisable on the date of the death of such Optionee) by the person or persons entitled to do so under the Optionee's will, or, if the Optionee shall fail to make testamentary disposition of said option or shall die intestate, by the Optionee's legal representative or representatives, at any time prior to the Expiration Date of the option or within ninety (90) days after the date of such death, whichever is the shorter period. If an Optionee dies during the thirty (30) day period described in subsection (a) above, the option shall be exercisable (but only to the extent exercisable on the date of death of such Optionee) by the person or persons described above at any time within the thirty (30) day period described in subsection (a) above or within ninety (90) days after the date of such death, whichever is the longer period, but in no event after the Expiration Date of the option.

     (c) The option of a Non-Employee Director shall automatically terminate as of the date his or her directorship is terminated, if the directorship is terminated on account of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate.

     2.7 Issuance of Stock Certificates. Upon exercise of an option, but subject to the provisions of Section 3.5 of the Plan, the person exercising the option shall be entitled to one stock certificate evidencing the shares acquired upon such exercise; provided, however, that any person who tenders Common Stock in payment of a portion or all of the purchase price of Stock purchased upon exercise of the option shall be entitled to receive a separate certificate representing the number of shares purchased in consideration of the tender of such Common Stock.


                           ARTICLE III
                         OTHER PROVISIONS

     3.1 Adjustments Upon Changes in Capitalization. (a) If a dividend or stock split shall be hereinafter declared upon the Common Stock of the Company payable in shares of Common Stock of the Company, the number of shares of Common Stock then subject to any such option and the number of shares reserved for issuance pursuant to the Plan but not yet covered by an option shall be adjusted by adding to each such share the numbers of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or stock split.

     (b) If the outstanding shares of the Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split, combination of shares, merger or consolidation, and the Company continues thereafter as the surviving entity, then there shall be substituted for each share of Stock subject to any such option and for each share of Stock reserved for issuance pursuant to the Plan but not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be changed or for which each such share shall be exchanged.

     (c) If there shall be any change, other than as specified above in subsection (a) and (b), in the number or kind or outstanding shares of Common Stock of the Company or of any stock or other securities into which Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an option and of the shares then subject to an option or options, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Option Agreement.


     (d) In the case of any such substitution or adjustment as provided for in this Section 3.1, the option price in each Option Agreement for each share covered thereby prior to such substitution or adjustment will be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such adjustment provided for in this Section 3.1 shall be made. No adjustment or substitution provided for in this
Section 3.1 shall require the Company pursuant to any Option Agreement to sell a fractional share, and the total substitution or adjustment with respect to each Option Agreement shall be limited accordingly.

     3.2 Continuation of Directorship. Nothing contained in this Plan (nor in any option granted pursuant to this Plan) shall confer upon any Non-Employee Director any right to continue as a member of the Board or constitute any contract or agreement or interfere in any way with the right of the Company to remove such Non-Employee Director from the Board. Nothing contained herein or in any Option Agreement shall affect any other contractual rights of a Non-Employee Director.

     3.25 Change of Control. If while any unexercised options remain outstanding under the Plan, a Change of Control (as hereinafter defined) shall have occurred, then all such options shall be exercisable in full, notwithstanding Section 2.4 hereof or any other provision in the Plan or Option Agreement to the contrary. For purposes of the Plan, a "Change of Control" shall be deemed to have occurred with respect to the Company: (A) on the date in which the Company executes an agreement or an agreement in principle (i) with respect to any merger, consolidation or other business combination by the Company with or into another entity and the Company is not the surviving entity, or (ii) to sell or otherwise dispose of all or substantially all of its assets, or
(iii) to adopt a plan of liquidation; or (B) on the date in which public announcement is made that the "beneficial ownership" [as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")], of securities representing more than 50% of the combined voting power of the Company is being acquired by a "person" within the meaning of sections 13(d) and 14(d) of the Exchange Act; or (C) if, during any period of eighteen (18) consecutive months, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the appointment or election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period); provided, however, that in no event shall a change in the composition of the Company's Board of Directors pursuant to an election of Board members pursuant to Section 4.6 of the Company's Articles of Incorporation, as amended, constitute or result in a Change of Control for purposes of this Section 3.25.

     3.3 Amendment and Termination. The Board may at any time suspend or terminate the Plan. No option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

     The Board may at any time amend the Plan as it shall deem advisable without further action on the part of the stockholders of the Company, provided, that the Board may not amend any provision of the Plan relating to the amount and price of Stock subject to the options granted hereunder or the timing of grants hereunder more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, or the rules thereunder, and provided further, that any amendment to the Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Stock which may be issued pursuant to options granted under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to holders of options under the Plan.

     3.4 Time of Exercise. An option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the person entitled to exercise the option together with payment of the purchase price made in accordance with
Section 2.4 of the Plan.

     3.5 Privileges of Stock Ownership and Non-Distributive Intent. The holder of an option shall not be entitled to the privilege of stock ownership as to any shares of Stock not actually issued and delivered to the holder. Subject to the provisions of
Section 1.5 above, upon exercise of an option for Stock at a time when there is not in effect under the Act a registration statement relating to the Stock issuable upon exercise thereof or not available for delivery a prospectus meeting the requirements of
Section 10 of the Act, the holder of the option shall execute a stock purchase agreement in which he shall represent and warrant in writing to the Company that, inter alia, the shares of Stock purchased are being acquired for investment and not with a view to the resale or distribution thereof. No shares of Stock shall be issued upon the exercise of any option unless and until there shall have been compliance with any then applicable requirements of the Commission, other regulatory agencies having jurisdiction and any exchanges upon which securities subject to the option may be listed.

     3.6 Effective Date of the Plan. The Plan shall be effective upon approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and the Company's outstanding shares of preferred stock, voting as one class, present and entitled to vote at a meeting duly held or by the written consent of the holders of a majority of the Common Stock and the Company's outstanding shares of preferred stock, voting as one class, entitled to vote.

     3.7 Expiration. Unless previously terminated or extended by the Board, the Plan shall expire at the close of business on the date which is the last day of the five (5) year period beginning on the date on which the stockholders approve the Plan, and no option shall be granted under it thereafter, but such expiration shall not affect any option theretofore granted.

     3.8 Governing Law. The Plan and the options issued hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas applicable to contracts made and performed within that State.

     3.9 Applications of Funds. The proceeds received by the Company from the sale of shares pursuant to options shall be used for general corporate purposes.

     3.10 No Liability for Good Faith Determinations. Neither the members of the Board not any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any option granted under it.

     3.11 Information Confidential. As partial consideration for the granting of each option hereunder, the Optionee shall agree with the Company that he will keep confidential all information and knowledge which he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be given in confidence to the Optionee's spouse or to a financial institution to the extent that such information is necessary.

     3.12 Execution of Receipts and Releases. Any payment or any issuance or transfer of shares of Stock to the Optionee, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Board may required any Optionee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

     3.13  No Guarantee of Interests.  Neither the Board nor the
Company guarantees the Stock from loss or depreciation.

     3.14 Payment of Expenses. All expenses incident to the administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

     3.15 Company Records. Records of the Company and any Affiliate regarding the Optionee's period of service, termination of service and the reason therefor, leaves of absence, and other matters shall be conclusive for all purposes hereunder, unless determined by the Board to be incorrect.

     3.16 Information. The Company and any Affiliate shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

     3.17 No Liability of Company. The Company assumes no obligation or responsibility to the Optionee or his or her personal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Board or the Committee.

     3.18 Company Action. Any action required of the Company shall be by resolution of the Board or by a person authorized to act by Board resolution.

     3.19 Severability. If any provision of this Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     3.20 Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Except as otherwise provided in Section 3.4 of this Plan, any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered or, whether actually received or not, on the third (3rd) business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notice. Until it is changed in accordance herewith, the Company and each Optionee shall specify as its and his address for receiving notice the address set forth in the Option Agreement pertaining to the shares to which such notice relates.

     3.21 Waiver of Notices. Any person entitled to notice hereunder may waive such notice.

     3.22 Successors. The Plan shall be binding upon the Optionee, his or her heirs, legatees and legal representatives, upon the Company, its successors and assigns and upon the Board and its successors.

     3.23 Headings. The titles and headings of sections and paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     3.24 Word Usage. Words used in the masculine shall apply to the feminine where applicable and, wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.



                            Exhibit C


                     SHOWBIZ PIZZA TIME, INC.
                         STOCK GRANT PLAN


     1. Purpose. The purpose of the Plan is to provide senior executives of the Company or any of its Subsidiaries with a proprietary interest in the Company through the granting of stock which will:

     (a) increase the interest of the senior executives in the Company's welfare;

     (b) furnish an incentive to the senior executives to continue their services to the Company or its Subsidiaries; and

     (c) provide a means through which the Company may attract able persons to enter its employ or the employ of its Subsidiaries.

     2. Administration. The Plan will be administered by the Committee.

     3. Participants. The Committee shall, from time to time, select the particular senior executives of the Company or any of its Subsidiaries to whom shares of Common Stock of the Company are to be granted, and who will, upon such grant, become participants in the Plan.

     4. Shares Subject to the Plan. The Committee may not makes grants under the Plan for more than an aggregate of 1,145,758 shares of Common Stock. Such maximum number of shares shall be adjusted to reflect any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be granted may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Share of Common Stock granted under the Plan that are canceled, surrendered, or forfeited to the Company under the vesting restrictions imposed on such shares pursuant to Section 6 of the Plan, or otherwise, may be regranted under the Plan.


5. Grants of Stock. The Committee shall determine from time to time the number of shares of Common Stock to be granted to senior executives of the Company or its Subsidiaries. All grants of Common Stock under the Plan shall be made by the Committee. Each grant of Common Stock under the Plan shall be authorized by a resolution of the Committee and evidenced by a certificate of participation setting forth the name of the participant, the number of shares of Common Stock granted, the date of grant, the vesting schedule applicable to the shares of Common Stock granted and such other provisions as may be deemed appropriate by the Committee, but neither such resolution nor such certificate may be inconsistent with the Plan.

     Any grant of shares of Common Stock to a senior executive shall not be deemed either to entitle the senior executive to, or to disqualify the senior executive from, (i) participation in any other grant of shares of Common Stock under the plan, (ii) participation in any stock option or other plan of the Company or
(iii) the continuance of his employment by the Company or any of its Subsidiaries.

     6. Restrictions on Stock Granted Under the Plan. All shares of Common Stock granted under the Plan shall be subject to the following restriction or provisions:

     (a) With respect to each separate grant of shares of Common Stock hereunder, the shares so granted may not be sold or otherwise alienated or hypothecated (except to the Company) until the participant has become vested in those shares as hereinafter provided in this Section 6.

     (b) Except as otherwise expressly provided herein, in the event a participant's employment terminates, if such termination is for any reason other than normal retirement, death, total disability or early retirement with the consent of the Board, then the participant shall forfeit to the Company those shares in which he has not become vested under the provisions of this Section 6 and his certificate of participation, or any amendment or supplement thereto, as of the date of his termination.

     (c) In the event a participant's employment terminates because of normal retirement or early retirement with the consent of the Board, then the Committee shall have the right at the time of the grant, or subsequently, to provide for the acceleration of, or to accelerate, the vesting schedule with respect to all or any portion of the shares of Common Stock granted to such participant, if and to the extent it deems appropriate in its sole discretion.

     (d) In the event a participant's employment terminates because of his death or total disability, then the vesting schedule with respect to all shares of Common Stock granted to such participant prior to his death or total disability shall be accelerated, automatically and without further action of the Committee, to the date next preceding the date of such participant's termination of employment, and the participant shall then be fully vested as to all shares so granted him hereunder.

     (e) In the event that a participant's employment with the Company and its Subsidiaries is terminated by the employer by written notice to the participant, or otherwise (as opposed to a voluntary termination or termination resulting from the death, total disability or retirement of the participant), if such termination is for any reason other than "For Cause" (as herein after defined), then the Committee shall have the right, at the time of grant, or subsequently, to provide for the acceleration of, or to accelerate, the vesting schedule with respect to all or any portion of the shares of Common Stock granted to such participant under the Plan, if and to the extent it deems appropriate in its sole discretion. For purposes hereof, a participant's employment shall be deemed to have been terminated by the Company "For Cause" only if such termination shall be based upon such participant's gross negligence or willful misconduct in the performance of his duties with the Company or any of its Subsidiaries or such participant's conviction of a felony.

     (f) The Committee shall have the right, at the time of grant or subsequently, in its sole discretion, to establish conditions under which a specific participant may cease to be a full-time employee of the Company or any of its Subsidiaries but not be deemed to have terminated his employment with the Company or any of its Subsidiaries for purposes of the Plan, including but not limited to conditions involving part-time employment or consulting services. Unless otherwise specifically provided for in a participant's certificate of participation or in an amendment or supplement thereto, a participant's employment with the Company or any of its Subsidiaries shall be deemed to terminate when he ceases to be a full-time employee of the Company or any of its Subsidiaries.

     (g) All shares of Common Stock granted to a participant under the Plan shall be subject to forfeiture under a vesting schedule to be determined by the Committee and set forth in the certificate of participation issued to the participant; provided, however, that such shares shall be subject to a vesting schedule providing the full vesting within a period not shorter than two years from the date of grant (subject to acceleration as provided for in the Plan) and not longer than ten years from the date of grant.

     (h) Upon a Change of Control (as hereinafter defined), the vesting schedule with respect to all of the shares of Common Stock granted to any participant under the Plan shall be accelerated, notwithstanding Section 6(g) hereof or any other provision in the Plan or certificate of participation to the contrary, as long as such participant's employment has not been terminated as of the Change of Control. For purposes of the Plan, a "Change of Control" shall be deemed to have occurred with respect to the Company: (1) on the date in which the Company executes an agreement or an agreement in principle (A) with respect to any merger, consolidation or other business combination by the Company with or into another entity and the Company is not the surviving entity, or (B) to sell or otherwise dispose of all or substantially all of its assets, or, to adopt a plan of liquidation; or (2) on the date in which public announcement is made that the "beneficial ownership" [as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")], of securities representing more than 50% of the combined voting power of the Company is being acquired by a "person" within the meaning of sections 13(d) and 14(d) of the Exchange Act; or (3) if, during any period of eighteen (18) consecutive months, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the appointment or election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period); provided, however, that in no event shall a change in the composition of the Company's Board of Directors pursuant to an election of Board members pursuant to Section 4.6 of the Company's Articles of Incorporation, as amended, constitute or result in a Change of Control for purposes of this subsection.

     (i) Upon approval of this Plan by stockholders of the Company, as provided for in Section 16 hereof, unvested shares granted to a participant shall have the right to vote, and the participant shall receive any dividends thereon duly declared by the Company according to law, less any taxes or other amounts which the Company may be required to withhold with respect thereto; provided, however, that if shares are forfeited hereunder prior to being voted or prior to the actual payment of any such dividend, the participant to whom such shares had been granted shall have no right to vote, or to receive such dividend, as to the shares so forfeited.

     7. Other Restrictions on Stock Granted Under the Plan. The Committee may impose such other conditions or restrictions upon the grant of any shares, or upon any shares of Common Stock granted, under the Plan as it may deem necessary or advisable, including, without limitation, conditions requiring reimbursement to the Company of any withholding taxes for which the Company may be liable in respect of any shares of Common Stock so granted, restrictions under the Securities Act of 1933, as amended (the "1933 Act"), compliance with the requirements of any stock exchange upon which such shares, or shares of the same class, are then listed, and restrictions under any Blue Sky or state securities laws applicable to such shares. At the time any shares of Common Stock are granted to any participant under the Plan, the participant shall pay in cash or by check to the Company an amount equal to a sum calculated by multiplying the then par value of such shares by the number of shares so granted. In the event any shares of Common Stock granted to a participant under the Plan are forfeited, the Company shall pay in cash or by check to the participant an amount equal to a sum calculated by multiplying the then par value of such shares by the number of shares so forfeited, if and to the extent the Company is then legally permitted to do so.

     8. Escrow and Legend. In order to enforce the restrictions imposed upon the shares of Common Stock granted under the Plan, all certificates representing such shares shall remain in the physical custody of the Company, in escrow, until all of the restrictions imposed pursuant to this Plan which could result in the forfeiture of such shares have terminated, and the Committee may cause a legend or legends to be placed on any certificates representing shares of Common Stock granted under the Plan, which legend or legends may make appropriate reference to the restrictions imposed hereunder and any restrictions upon transferability under the 1933 Act and under state Blue Sky or securities laws. The certificates evidencing shares of Common Stock held in escrow pursuant to this
Section 8 shall be held in custody by the Company until the participant has become fully vested as to such shares and the participant has made arrangements satisfactory to the Board for reimbursement to the Company of any amounts which the Company may be required to withhold in respect of such shares. Upon the making of such satisfactory arrangements for reimbursement of amounts which the Company may be required to withhold in respect of such shares and the satisfaction of all conditions under this Plan, the Company shall deliver to the participant, or his legal representative, the certificates representing all shares of Common Stock as to which the participant has become fully vested, with any legend making reference to restrictions imposed hereunder (other than any restrictions under the 1933 Act of state Blue Sky or securities laws) being removed.

     9. Reimbursement of Withholding Taxes. A participant may, at his election, satisfy the obligation hereunder to reimburse the Company for any amounts which the Company may be required to withhold in respect of any shares of Common Stock granted to the participant hereunder by the payment to the Company of the amount of such tax liability in cash or the transfer and delivery to the Company, free and clear of any and all liens, claims and encumbrances whatsoever, of that number of shares of Common Stock (which may include, without limitation, shares of Common Stock granted to the participant hereunder and as to which the participant has become fully vested) having an aggregate "fair market value," on the date of such transfer and delivery to the Company, equal to the amount of such tax liability. For purposes hereof, the "fair market value" of shares of Common Stock shall be determined as follows:

     (a) During such time as shares of Common Stock are listed upon an established stock exchange, the "fair market value" thereof shall be deemed to be the mean between the high and low trading prices thereof on such exchange on the last trading day on which there were sales of Common Stock reported next preceding the date of any such transfer and delivery; and

     (b) During such time as shares of Common Stock are not listed upon an established stock exchange, the "fair market value" thereof shall be deemed to be the mean between the dealer "bid" and "asked" prices thereof in the over-the-counter market on the last trading day on which shares of Common Stock were quoted next preceding the date of any such transfer and delivery. The participant and the Company may rely upon information published in the "Wall Street Journal", or other similar financial publication, in determining such "bid" and "asked" or trading prices.

     10. Registration of Common Stock. The Company shall, on or before June 1, 1989, prepare and file a registration statement under the 1933 Act on Form S-8 (or such other comparable form as may then be available) with respect to shares of Common Stock granted or to be granted hereunder and shall use its best efforts to cause the same to become and remain effective. The Company shall use its best efforts to cause such registration statement on Form S-8 to provide for the "shelf registration" of such shares for reoffer or resale pursuant to Rule 415 promulgated under the 1933 Act (or such other comparable rule as may then be in effect) and to include in such registration statement on Form S-8 a separate prospectus covering such reoffers or resales prepared in accordance with the requirements of Form S-3 (or such other comparable form as may then be available). In no event shall the Company be required to prepare and file a separate registration statement with respect to the reoffer or resale by participants of any shares of Common Stock granted hereunder. The costs of filing and maintaining such registration statement on Form S-8, and of any separate prospectus included therein, shall be borne solely by the Company. In the event that the Company shall fail to carry out its obligations under this Section 10 with respect to any participant, and such default shall continue for more than thirty (30) days following written notice of such default given by a particular participant to the Company, then and in such event the vesting schedule with respect to all shares of Common Stock granted to such participant hereunder shall be accelerated, automatically and without further action of any party, to the date such notice was given, and such participant shall then be fully vested as to all shares so granted him hereunder.

     11.  Adjustment of Shares.

     (a) If at anytime while the Plan is in effect there shall be any increase of decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then an appropriate adjustment shall be made in the maximum number of shares then subject to being granted under the Plan, so that the same proportion of the Company's issued and outstanding shares shall continue to be subject to being so granted under this Plan.

     (b) If the Company is the surviving entity following a consolidation or merger with another corporation or following its participation in a corporate reorganization, then the stock, securities or other assets which the participant is entitled to receive, or has received, in any such transaction by reason of ownership of shares of Common Stock which are subject to forfeiture, shall be held in escrow by the Company in accordance with Section 8 of the Plan and shall be subject to the same restrictions and conditions as those to which the granted shares were subject.

     (c) The existence of any outstanding shares subject to forfeiture under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate
     (1) any or all adjustments, recapitalizations, reorganizations or other changes in the capital structure or business of the Company or any of its Subsidiaries; (2) any merger or consolidation of the Company or any of its Subsidiaries; (3) any issue by the Company or any of its Subsidiaries of debt securities or equity securities; (4) the dissolution or liquidation of the Company or any of its Subsidiaries; (5) any sale, transfer or assignment of all or any part of the assets or business of the Company or any of its Subsidiaries; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

     12. Interpretation. The Committee shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time.

     13. Amendment or Discontinuance. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company; provided, however, that no such amendment may without the approval of the stockholders of the Company:

     (a)  increase the aggregate number of shares of Common
     Stock subject to the Plan; or

     (b) change the class of persons eligible to receive grants under the Plan.

     No amendment or discontinuance of the Plan may, without the prior written consent of the participant, adversely affect the right of any participant to receive any shares of Common Stock previously granted under the Plan to such participant.

     14. Effect of this Plan. Neither the adoption of the Plan nor any action of the Committee or the Board shall be deemed to give any senior executive any right to be granted shares of Common Stock of the Company or any other rights. A certificate of participation evidencing the grant of Common Stock hereunder shall be delivered to the participant, evidencing his rights under the Plan.

     15. Definitions. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     (a) "Plan" means this Stock Grant Plan, as amended from time to time.

     (b)  "Company" means ShowBiz Pizza Time, Inc., a Kansas
     Corporation.

     (c) "Board" means the Board of Directors of the Company.

     (d)  "Committee means the Stock Grant Committee of the
     Board, consisting of two (2) Directors who are not employees of the Company, thereby being ineligible for grants under the Plan.

     (e) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the Common Stock varies from that currently authorized, if at all, only in amount of par value).

     (f) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the grant, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

     16. Non-transferability of Options. Each option granted under this Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order and during the lifetime of the optionee may otherwise be exercised only by him.

     17. Effectiveness of Plan. The provisions of this Plan became effective on December 30, 1988.


                              Exhibit D

    PROPOSED AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION


FOURTH. The total number of shares of stock that the corporation shall have authority to issue is Fifty Million Five Hundred Forty-Nine Thousand Five Hundred Seventy (50,549,570) shares, which shall be divided into three (3) classes as follows: (i) Forty-Nine
Thousand Five Hundred Seventy (49,570) shares of Class A Preferred Stock, of the par value of Sixty Dollars ($60.00) each (hereinafter "Preferred A Shares"); (ii) Five Hundred Thousand (500,000) shares of Class B Preferred Stock, of the par value of One Hundred Dollars ($100.00) each (hereinafter "Preferred B Shares"); and Fifty
Million (50,000,000) shares of Common Stock, of the par value of Ten Cents ($0.10) each (hereinafter "Common Shares"). The designations, powers, preferences, and rights of each class, and the qualifications, limitations, or restrictions thereof, shall be as set forth in this ARTICLE FOURTH.